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PROSPECTUS

August 1, 2013

	Ordinary Shares	Institutional Shares
U.S. EQUITY FUNDS
Pear Tree Columbia Small Cap Fund	USBNX	QBNAX
Pear Tree Quality Fund	USBOX	QGIAX
INTERNATIONAL EQUITY FUNDS
Pear Tree PanAgora Dynamic Emerging Markets Fund	QFFOX	QEMAX
Pear Tree PanAgora Risk Parity Emerging Markets Fund	RPEMX	EMRPX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX
As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Pear Tree PanAgora Risk Parity Emerging Markets Fund is not currently offered to investors located in all states. Please contact the Pear Tree Funds at 1-800-326-2151 for up-to-date availability information.

Table of Contents                                                                                                                                     Page

Summary Information About Pear Tree Funds	4
Additional Information About Investment, Objectives, Strategies and Risks	38
Management of the Pear Tree Funds	54
How to Purchase	63
How to Exchange	65
How to Redeem	65
Calculation of Net Asset Value	67
Shareholder Account Policies	68
Other Policies	70
Dividends, Distributions and Federal Taxation	70
Financial Highlights	73
Obtaining Additional Information 91

SUMMARY INFORMATION ABOUT PEAR TREE FUNDS

Pear Tree Columbia Small Cap Fund

Investment Objective:  Maximum long-term capital appreciation.

Fee Table and Expenses of Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses*	0.17%	0.17%
Total Annual Fund Operating Expenses	1.80%	1.55%

*Fees and expenses incurred indirectly by Small Cap as a result of investment in shares of other investment companies.

Example

This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$183	$567	$977	$2,120
Institutional Class	$158	$491	$847	$1,850

Portfolio Turnover

Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Fund’s performance.  During the most recent fiscal year, Small Cap Fund’s portfolio turnover rate was 54 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of small-cap companies.  Small Cap Fund considers a small-cap company to be a company having at time of purchase a market capitalization of an issuer in the Russell 2000® Index (at the time of the index’s most recent rebalancing, stocks with capitalizations of approximately $100 million to $3 billion).

The sub-adviser to Small Cap Fund utilizes a series of well-defined, established processes in order to select and reevaluate securities in the growth and value categories.  The sub-adviser begins with a universe of securities.  Each security in that universe is then evaluated using a series of proprietary screens involving fundamental, quantitative, qualitative and technical analysis.  Once a security has been subjected to those analytical filters, the sub-adviser performs a detailed assessment; develops an investment thesis; sets a price target and initiates a portfolio position.  From time to time, holdings may be diversified by company and industry, although Small Cap Fund is not obligated to remain diversified.  While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts, or ADRs, and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives.

The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth.  The sub-adviser generally considers value stocks to be equity securities issued by companies that have underappreciated but stable earnings and cash flow and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.

Small Cap Fund may lend its securities.  Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.  Small Cap Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Small Cap Fund.  An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Small Cap Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Small Cap Fund may have substantial investments.

Liquidity Risk.  Small Cap Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Small Cap Fund’s investments may prove to be incorrect.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Foreign Investing.  Small Cap Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Sector. Small Cap Fund currently has significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Non-Diversification.  Small Cap Fund is “non-diversified,” which means that it may invest a higher percentage of its assets in a small number of issuers.  When Small Cap Fund is not diversified, a decline in the value of the securities of one issuer could have a significant negative effect on the value of Small Cap Fund’s portfolio.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Small Cap Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Small Cap Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Small Cap Fund by showing changes in the Fund’s performance over time. The tables also compare Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Small Cap Fund invests. Past performance does not necessarily indicate how Small Cap Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
43.08%	22.87%	9.08%	21.03%	0.18%	-49.30%	33.35%	26.93%	-4.53%	13.39%

Calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of 6/30/2013 is 14.91%

Best Quarter:	Q3 2009	17.75%
Worst Quarter:	Q4 2008	(33.47)%

Average Annual Total Returns for the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	13.39%	(1.46)%	8.01%
Ordinary Shares After Taxes on Distributions	13.39%	(1.51)%	7.54%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	8.71%	(1.25)%	7.08%
Institutional Shares Before Taxes	13.64%	(1.23)%	8.40%
Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)	16.35%	3.56%	9.72%
After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Small Cap Fund is managed by Pear Tree Advisors, Inc.  Small Cap Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”).  The following employees of Columbia serve as the portfolio managers of Small Cap Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chief Investment Officer, Senior Equity Portfolio Manager and Research Analyst	1996
Rhys Williams, CFA	Senior Equity Portfolio Manager and Research Analyst	1997

Buying and Selling Fund Shares

You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares
Tax Information

Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Small Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information

Pear Tree Quality Fund

Investment Objective:  Long-term growth of capital.

Fee Table and Expenses of Quality Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Quality Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.37%	0.35%
Total Annual Fund Operating Expenses	1.62%	1.35%
Fee Waiver and/or Expense Reimbursement*	-0.25%	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.37%	1.10%

* The Manager has agreed until July 31, 2014 to waive 0.15 percent of its management fee if Quality Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if Quality Fund’s average daily net assets are $100 million or more. As of March 31, 2013, Quality Fund’s net assets exceeded $100 million.  This fee waiver only may be terminated with the approval of the Board.

Example

This example is intended to help you compare the cost of investing in Quality Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Quality Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Quality Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$139	$487	$858	$1901
Institutional Class	$112	$403	$715	$1602
Portfolio Turnover

Quality Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Quality Fund’s performance.  During the most recent fiscal year, Quality Fund’s portfolio turnover rate was 40 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in equity securities of large companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. However, there is no minimum market capitalization for companies whose securities Quality Fund may purchase.

To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”) and then purchases and sells Quality Fund assets such that Quality Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter.  If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio.  Among the criteria used to select the target portfolio are the limited availability of the target portfolio to retail investors and the target portfolio’s historical performance.

From time to time, a target portfolio may invest in non-U.S. securities.  In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities.   Quality Fund also may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  Quality Fund also may lend its securities.  Quality Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.  Quality Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Quality Fund.  An investment in Quality Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Quality Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Quality Fund has significant holdings, or weaknesses associated with one or more specific companies in which Quality Fund may have substantial investments.

Difficulty in Comparing Fund Performance with Target Portfolio Performance.  Quality Fund performance typically does not mirror the target portfolio’s performance.  Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed.  From time to time, Quality Fund may be purchasing specific securities at the same time that the target portfolio is selling them.  In addition, the target portfolio may have lower expenses relative to its assets than Quality Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Quality Fund’s investment manager and sub-adviser may be able to perform only limited due diligence on the investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents reflect the risks of the target portfolio.

Potential Impact on Target Portfolio.  Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of a target portfolio and thus, Quality Fund itself.

Accuracy of Target Portfolio Information.  Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign Investing.  Quality Fund’s investments in foreign securities (primarily through ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Non-Diversification.  Quality Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.

Sector. Quality Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Liquidity Risk.  Quality Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Quality Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Quality Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Quality Fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Quality Fund by showing changes in Quality Fund’s performance over time. The tables also compare Quality Fund’s performance to a broad measure of market performance that reflects the type of securities in which Quality Fund invests. Past performance does not necessarily indicate how Quality Fund will perform (before and after taxes) in the future.  On January 27, 2011, Quality Fund changed its name to “Quant Quality Fund,” its investment strategy to its current strategy and its sub-adviser to Columbia Partners, L.L.C., Investment Management.  Performance shown for periods prior to January 27, 2011 does not reflect the current investment strategy.  Updated performance information is available at www.peartreefunds.com.*

*Prior to November 2006, Quality Fund was called “Quant Growth and Income Fund” and SSgA Funds Management, Inc. served as its sub-adviser.  On November 1, 2006, Quality Fund changed its name to “Quant Long/Short Fund,” and its principal investment strategy.  On January 2, 2008, Quality Fund changed its sub-adviser to Analytic Investors, LLC.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
18.24%	8.63%	10.56%	16.38%	-2.09%	-41.52%	20.75%	7.10%	12.78%	10.84%

Calendar year-to-date return of the Ordinary Shares of Quality Fund as of 6/30/2013 is 12.39%

Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q4 2008	(23.84)%

Average Annual Total Returns for the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	10.84%	(1.12)%	4.34%
Ordinary Shares After Taxes on Distributions	10.66%	(1.22)%	4.23%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	7.30%	(0.96)%	3.79%
Institutional Shares Before Taxes	11.41%	(0.97)%	4.65%
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%
After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Quality Fund is managed by Pear Tree Advisors, Inc.  Quality Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”).  The following employees of Columbia serve as the portfolio managers of Quality Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chief Investment Officer, Senior Equity Portfolio Manager and Research Analyst	2011
Buying and Selling Fund Shares

You may buy or sell shares of Quality Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

Quality Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Quality Fund through a broker-dealer or other financial intermediary (such as a bank), Quality Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Quality Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information

Pear Tree PanAgora Dynamic Emerging Markets Fund

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Emerging Markets Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Emerging Markets Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.49%
Acquired Fund Fees and Expenses*	0.16%	0.16%
Total Annual Fund Operating Expenses	1.92%	1.65%
*Fees and expenses incurred indirectly by Emerging Markets Fund as a result of investment in shares of other investment funds.

Example

This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$195	$602	$1035	$2,239
Institutional Class	$167	$519	$895	$1,950
Portfolio Turnover

Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Emerging Markets Fund’s performance.  During the most recent fiscal year, Emerging Markets Fund’s portfolio turnover rate was 25 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets Index (“MSCI EM”).  Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Emerging Markets Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region. Emerging Markets Fund may invest in companies of any capitalization.

To manage Emerging Markets Fund’s assets, the fund allocates its assets between two proprietary strategies: an alpha modeling strategy and a risk-parity strategy.  The alpha modeling strategy integrates a variety of measures including firm-specific, sector-specific and region-specific factors using a quantitative framework to build custom-tailored alpha models for a universe of emerging markets securities. The risk-parity strategy deploys a proprietary portfolio construction process in an attempt to balance risk across the countries, sectors and issuers represented in the MSCI EM.  The sub-adviser seeks to identify the contribution to a portfolio’s risk from exposures to various countries, sectors, and issuers then attempts to balance risk across these dimensions to improve diversification, rather than rely on the securities’ market weights reflected in the MSCI EM.    The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk Parity Emerging Markets Fund to achieve it risk-parity exposure.

In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Emerging Markets Fund also may lend its securities. Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds. Emerging Markets Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Emerging Markets Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Emerging Markets Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Emerging Markets Fund has significant holdings, or weaknesses associated with one or more specific companies in which Emerging Markets Fund may have substantial investments. In addition, to the extent Emerging Markets Fund invests in the risk-parity model, the fund is unlikely to benefit from market momentum preceding a market correction.

Foreign Investing. Emerging Markets Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are especially acute for emerging markets securities.

Emerging Markets Risk. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries.

Liquidity Risk. Emerging Markets Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect.

Investments in Another Mutual Fund.  To the extent that Emerging Markets Fund invests in another mutual fund, its investment performance would be directly related to the investment performance of the other fund.  It also would indirectly bear its proportionate share of any management and other fees paid by the other mutual fund, subjecting Emerging Markets Fund shareholders to some duplication of fees.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, 2 the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Sector. Emerging Markets Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Emerging Markets Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Emerging Markets Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Emerging Markets Fund’s investments in currency futures and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Emerging Markets Fund by showing changes in Emerging Markets Fund’s performance over time. The tables also compare Emerging Markets Fund’s performance to a broad measure of market performance that reflects the type of securities in which Emerging Markets Fund invests. Past performance does not necessarily indicate how Emerging Markets Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
80.75%	26.74%	29.56%	31.50%	45.44%	-59.20%	70.37%	19.76%	-18.00%	21.82%

Calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of 6/30/2013 is -9.11%

Best Quarter:	Q4 2003	32.05%
Worst Quarter:	Q4 2008	(32.62)%

Average Annual Total Returns for the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	21.82%	(3.62)%	16.79%
Ordinary Shares After Taxes on Distributions	21.92%	(3.73)%	16.44%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	14.86%	(2.95)%	15.30%
Institutional Shares Before Taxes	22.15%	(3.39)%	17.16%
MSCI EM Index (Reflects no deductions for fees, expenses or taxes)	18.63%	(0.61)%	16.88%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Emerging Markets Fund is managed by Pear Tree Advisors, Inc.  Emerging Markets Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”).   The following employees of PanAgora serve as the portfolio managers of Emerging Markets Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Dmitri Kantsyrev, Ph.D., CFA	Portfolio Manager, Equity Investments	2008
Jane Zhao, Ph.D.	Director, Equity Investments	2006

Buying and Selling Fund Shares

You may buy or sell shares of Emerging Markets Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

Emerging Markets Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), Emerging Markets Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Emerging Markets Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Pear Tree PanAgora Risk Parity Emerging Markets Fund is not currently offered to investors located in all states. Please contact the Pear Tree Funds at 1-800-326-2151 for up-to-date availability information.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Risk Parity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Risk Parity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	None
Other Expenses1	0.52%	0.52%
Total Annual Fund Operating Expenses2	1.37%	1.12%
_____________________

1  “Other Expenses” is based on estimated amounts for the current fiscal year.
2 “Total Annual Fund Operating Expenses” includes “Other Expenses,” which is based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in Risk Parity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Risk Parity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Risk Parity Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Ordinary Class	$139	$434
Institutional Class	$114	$356
Portfolio Turnover

Risk Parity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Risk Parity Fund’s performance.  Risk Parity Fund only recently commenced operations, and thus, there is no annual portfolio turnover rate information included.  Risk Parity Fund does not expect to have high portfolio turnover as compared to other equity mutual funds.

Principal Investment Strategies

Under normal market conditions, Risk Parity Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets IndexSM (“MSCI EM”).  Risk Parity Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Risk Parity Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region. Risk Parity Fund may invest in companies of any capitalization.

 To manage Risk Parity Fund’s assets, its sub-adviser uses its proprietary risk parity strategy.  Its risk parity strategy uses an investment model that assigns a country-, sector-, and issuer-risk value to each security in the MSCI EM, and then builds a portfolio of some of those securities that attempts to balance those risks.  In addition to emerging markets securities, Risk Parity Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) in order to attempt to mitigate the adverse effects of foreign currency fluctuations. Risk Parity Fund also may lend its securities.  Risk Parity Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.  In unusual market conditions, Risk Parity Fund also may take temporary defensive positions, such as large investments in cash, which are inconsistent with its principal investment strategy.

 Principal Investment Risks

 It is possible to lose money by investing in Risk Parity Fund. An investment in Risk Parity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Risk Parity Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Risk Parity Fund has significant holdings, or weaknesses associated with one or more specific companies in which Risk Parity Fund may have substantial investments.  In addition, Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction.

Foreign Investing.  Risk Parity Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are especially acute for emerging markets securities.

Emerging Markets Risk.  The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries.

Liquidity Risk. Risk Parity Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Risk Parity Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Risk Parity Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Non-Diversification. Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund.  It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Sector. Risk Parity Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Risk Parity Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Risk Parity Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Risk Parity Fund’s investments in forward foreign currency exchange contracts and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

Risk Parity Fund had not commenced operations as of December 31, 2012, and thus, there is no annual performance information included.  Updated performance information is available at www.peartreefunds.com.

Management

Risk Parity Fund is managed by Pear Tree Advisors, Inc.  Emerging Markets Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”).   The following employees of PanAgora serve as the portfolio managers of Emerging Markets Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Edward Qian, Ph.D., CFA	Chief Investment Manager and Head of Research, Multi-Asset	2013
Mark Barnes	Director, Multi-Asset	2013
Buying and Selling Fund Shares

You may buy or sell shares of Risk Parity Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Purchase and redemption orders with respect to Risk Parity Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares
Tax Information

Risk Parity Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Risk Parity Fund through a broker-dealer or other financial intermediary (such as a bank), Risk Parity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Risk Parity Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information

Pear Tree Polaris Foreign Value Fund

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.34%	0.33%
Total Annual Fund Operating Expenses	1.59%	1.33%

Example

This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$162	$502	$866	$1,889
Institutional Class	$135	$421	$729	$1,601
Portfolio Turnover

Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Fund’s performance.  During the most recent fiscal year, Foreign Value Fund’s portfolio turnover rate was 10 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers.  Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Foreign Value Fund generally will be invested in issuers in ten or more foreign countries. Foreign Value Fund may invest in companies of any capitalization.

Foreign Value Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Fund’s portfolio falls below established limits.

Foreign Value Fund’s sub-adviser may utilize options. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Foreign Value Fund may invest in other derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  Foreign Value Fund also may lend its securities.  Foreign Value Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.  Foreign Value Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Fund.  An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Foreign Value Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Foreign Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Fund may have substantial investments.

Foreign Investing.  Foreign Value Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.  These risks are especially acute for emerging markets securities.

Value Stock Investing.  A value investment style periodically comes into and falls out of favor with investors.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Liquidity Risk.  Foreign Value Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Non-Diversification.  Foreign Value Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.

Sector. Foreign Value Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Foreign Value Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Foreign Value Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Foreign Value Fund’s investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund’s performance over time. The tables also compare Foreign Value Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
48.41%	28.25%	15.37%	31.03%	-1.85%	-52.40%	58.04%	20.01%	-15.52%	26.92

Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of 6/30/2013 is 6.06%

Best Quarter:	Q2 2009	36.87
Worst Quarter:	Q4 2008	(26.53)

Average Annual Total Returns for the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	26.92%	(0.65)%	10.58%
Ordinary Shares After Taxes on Distributions	27.04%	(1.32)%	9.93%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	17.87%	(0.77)%	9.31%
Institutional Shares Before Taxes	27.24%	(0.46)%	10.83%
MSCI EAFE Index (Reflects no deductions for fees, expenses or taxes)	18 18.96%	(3.21)%	8.70%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Foreign Value Fund is managed by Pear Tree Advisors, Inc.  Foreign Value Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief investment Officer	1998
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2004
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Buying and Selling Fund Shares

You may buy or sell shares of Foreign Value Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares
Tax Information

Foreign Value Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information

Pear Tree Polaris Foreign Value Small Cap Fund

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Small Cap Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.41%	0.41%
Total Annual Fund Operating Expenses	1.66%	1.41%
Example

This example is intended to help you compare the cost of investing in Foreign Value Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Foreign Value Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5 percent return each year and that Foreign Value Small Cap Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$169	$523	$902	$1,965
Institutional Class	$144	$446	$771	$1,691
Portfolio Turnover

Foreign Value Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Small Cap Fund’s performance.  During the most recent fiscal year, Foreign Value Small Cap Fund’s portfolio turnover rate was 9 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small cap foreign markets issuers.  Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets.  Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries.  Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $2 billion.

Foreign Value Small Cap Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, it uses traditional valuation criteria to regularly screen a database of more than 16,000 companies worldwide to identify a pool of approximately 250 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Small Cap Fund’s portfolio falls below established limits.

Foreign Value Small Cap Fund’s sub-adviser may utilize options. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Foreign Value Small Cap Fund may invest in other derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  Foreign Value Small Cap Fund also may lend its securities.  Foreign Value Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.  Foreign Value Small Cap Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Small Cap Fund.  An investment in Foreign Value Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Foreign Value Small Cap Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Foreign Value Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Small Cap Fund may have substantial investments.

Foreign Investing.  Foreign Value Small Cap Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.  These risks are especially acute for emerging markets securities.

Value Stock Investing.  A value investment style periodically comes into and falls out of favor with investors.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk.  Foreign Value Small Cap Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Small Cap Fund’s investments may prove to be incorrect.

Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.

Sector. Foreign Value Small Cap Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Foreign Value Small Cap Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Foreign Value Small Cap Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Foreign Value Small Cap Fund’s investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

    Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables indicate some of the risks of investing in Foreign Value Small Cap Fund by showing changes in Foreign Value Small Cap Fund’s performance over time. The tables also compare Foreign Value Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Small Cap Fund invests. Of course, past performance does not necessarily indicate how Foreign Value Small Cap Fund will perform (before and after taxes) in the future.  Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

2009	2010	2011	2012
83.13%	20.70%	-20.02%	27.11%

Calendar year-to-date return of the Ordinary Shares of Foreign Value Small Cap Fund as of 6/30/2013 is 5.21%

Best Quarter:	Q2 2009	53.73
Worst Quarter:	Q4 2008	-28.49

Average Annual Total Returns for the periods ended December 31, 2012

	1 Year	Life of the Fund Since May 1, 2008
Ordinary Shares Before Taxes	27.11%	3.90%
Ordinary Shares After Taxes on Distributions	27.00%	3.36%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	18.22%	3.34%
Institutional Shares Before Taxes	27.52%	4.13%
MSCI ACWI (ex US Small Cap) (reflects no deduction for fees, expenses or taxes)1	18.96%	1.00%
S&P EPAC Index (reflects no deduction for fees, expenses or taxes)	20.43%	(0.45)%
________________

1 Foreign Value Small Cap Fund replaced its benchmark with the MSCI ACWI (ex USA small cap) because it believes the new index represents the emerging markets exposure in the Fund better than the S&P EPAC Index.

After-tax returns.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown.  The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.  After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary.  Actual after-tax returns may differ depending on your individual circumstances.

Management

Foreign Value Small Cap Fund is managed by Pear Tree Advisors, Inc.  Foreign Value Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employees of Polaris serve as the portfolio managers of Foreign Value Small Cap Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2008
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Buying and Selling Fund Shares

You may buy or sell shares of Foreign Value Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary.  Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
Ongoing Investment Minimum Both Classes: 50 shares
Tax Information

Foreign Value Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Small Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Pear Tree Columbia Small Cap Fund

Investment Objective

Maximum long-term capital appreciation.  There is no guarantee that Small Cap Fund will achieve its objective.  Small Cap Fund’s investment objective may be changed by its Board of Trustees and without shareholder approval.  Small Cap Fund will notify shareholders at least 60 days prior to any such change.

Principal Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of small-cap companies.  Small Cap Fund considers a small-cap company to be a company having at time of purchase a market capitalization of an issuer in the Russell 2000® Index (at the time of the index’s most recent rebalancing, stocks with capitalizations of approximately $100 million to $3 billion).  The Russell 2000 is a widely used benchmark for small-cap performance.  The market capitalization of the companies in Small Cap Fund’s portfolio and the Russell 2000 changes over time; Small Cap Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. Small Cap Fund may, on occasion, purchase companies with a market capitalization above or below the ranges if the sub-adviser to Small Cap Fund believes that such investment is in the best interests of Small Cap Fund and consistent with Small Cap Fund’s investment objective.

The sub-adviser to Small Cap Fund utilizes a series of well-defined, established processes in order to select and reevaluate securities in the growth and value categories.  The sub-adviser begins with a universe of securities consisting of those typically found in the Russell 2000 Index.  Each security in that universe is then evaluated using a series of proprietary screens involving fundamental, quantitative, qualitative and technical analysis.    A fundamental analysis examines the current share price of a stock relative to other measures of the issuer’s value, such as earnings.  A quantitative analysis examines other measures of a stock’s potential to appreciate in value using statistical or other mathematical models.  A qualitative analysis examines factors that may not be fully reflected in the stock’s share price, such as recent product launches, changes in competition, natural disasters and changes in management.  A technical analysis examines direction trends in a stock’s share price.

Once a security has been subjected to those analytical filters, the sub-adviser performs a detailed assessment; develops an investment thesis; sets a price target and initiates a portfolio position.  From time to time, holdings may be diversified or company and industry. While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts, or ADRs, and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives.

The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth.  The sub-adviser generally considers value stocks to be equity securities issued by companies that have underappreciated but stable earnings and cash flow and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Small Cap Fund.  In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Small Cap Fund.

Active management risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Small Cap Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Small Cap Fund fail to produce the intended results, Small Cap Fund could underperform other funds with similar objectives and investment strategies.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Small Cap Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Foreign Securities. To the extent Small Cap Fund holds foreign securities (including ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available.  The value of foreign instruments may be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

Sector. Small Cap Fund currently has significant investments in one or more specific industry sectors to the extent that Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Non-Diversification.  Small Cap Fund is “non-diversified,” which means that it may invest a higher percentage of its assets in a small number of issuers.  When Small Cap Fund is not diversified, a decline in the value of the securities of one issuer could have a significant negative effect on the value of Small Cap Fund’s portfolio.

Pear Tree Quality Fund

Investment Objective

Long-term growth of capital.  There is no guarantee that Quality Fund will achieve its objective.  Quality Fund’s investment objective may be changed by its Board of Trustees and without shareholder approval.  Quality Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in stocks of large-cap companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. The market capitalization of the companies in Quality Fund’s portfolio changes over time; Quality Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls outside this range.

To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”) and then purchases and sells Quality Fund assets such that Quality Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter. In order for a mutual fund to be a potential target portfolio, the mutual fund must:

•	Invest principally in stocks of large U.S. companies;

•	Be required to disclose publicly within 60 days of its quarter end its portfolio holdings as of the end of the quarter;

•	Be managed by an investment adviser that is unaffiliated with Quality Fund’s investment manager or sub-adviser; and

•	Typically, allow only very large institutional investors to invest directly in the target portfolio.

In selecting a target portfolio for Quality Fund, Quality Fund’s investment manager considers, among other things, whether the:

•	Target portfolio may easily be replicated by Quality Fund;

•	Quality Fund’s purchases and sales of portfolio securities may potentially impact the management of the target portfolio;

•	Target portfolio’s investment objective and investment policies are compatible with Quality Fund’s investment objective and investment policies;

•	Target portfolio historically has a low rate of turnover;

•	Target portfolio historically has had strong performance;

•	Target portfolio’s investment adviser has a solid reputation within the financial services industry; and

•	Target portfolio’s investment adviser generally uses a quantitative investment approach to manage the target portfolio.

If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio.  From time to time, a target portfolio may invest in non-U.S. securities.  In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Quality Fund.  In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Quality Fund.

Difficulty in Comparing Fund Performance with Target Portfolio Performance.  Quality Fund performance typically does not mirror the target portfolio’s performance.  Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed.  At such times, it is likely that Quality Fund is unaware of the changes, and as a result, may not be able to avoid a loss or benefit from a repositioning of its portfolio that has been anticipated by the target portfolio’s investment adviser. In addition, the target portfolio may have lower expenses relative to its assets than Quality Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Neither Quality Fund’s investment manager nor sub-adviser has an agreement with a target portfolio’s investment adviser.  As a result, they may be able to perform only limited due diligence on the investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents (e.g., its prospectus and statement of additional information) reflect the risks of the target portfolio.

Potential Impact on Target Portfolio.  Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of a target portfolio and thus, Quality Fund itself.

Accuracy of Target Portfolio Information.  Quality Fund relies on each target portfolio to disclose publicly accurate information about its portfolio holdings on or before the deadlines required for such disclosure. Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign Securities. To the extent Quality Fund holds foreign securities (primarily through ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available.  Non-U.S. equity markets in which those foreign securities are principally traded may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Quality Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.  For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

Non-Diversification.  Quality Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.

Sector. Quality Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Quality Fund’s benchmark is concentrated in specific industry sectors, although Quality Fund does not have a policy to concentrate in any specific industry sector. To the extent that Quality Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree PanAgora Dynamic Emerging Markets Fund

Investment Objective

Long-term growth of capital.  There is no guarantee that Emerging Markets Fund will achieve its objective.  Emerging Markets Fund’s investment objective may be changed by its Board of Trustees and without shareholder approval.  Emerging Markets Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers. Emerging Markets Fund defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets® Index (“MSCI EM”). As of February 1, 2013, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Emerging Markets Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region. Emerging Markets Fund may invest in companies of any capitalization. In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts.

To manage Emerging Markets Fund’s assets, the fund allocates its assets between two proprietary strategies: an alpha modeling strategy and a risk-parity strategy.  At any one time, the fund may allocate any or all of Emerging Markets Fund’s assets to a specific strategy.

Alpha Modeling Strategy.  The sub-adviser’s alpha modeling strategy uses an investment model that seeks to make more money than a passive strategy of investing in the market generally (which typically is represented by reference to a broad-based market index). The sub-adviser’s model is based on fundamental investment principles, and it is premised on the theory that no two stocks are alike and their behaviors change through time. As a result, the model has distinct dynamic and analytical components. The alpha modeling strategy integrates a variety of measures including firm-specific, sector-specific and region-specific factors using a quantitative framework to build custom-tailored alpha models for a universe of emerging markets securities..

Risk-Parity Strategy.  The sub-adviser’s risk-parity strategy uses an investment model that attempts to balance risk across the countries, sectors and issuers represented in the MSCI EM.  The risk-parity strategy deploys a proprietary portfolio construction process in an attempt to balance risk across the countries, sectors and issuers represented in the MSCI EM.  The sub-adviser seeks to identify the contribution to a portfolio’s risk from exposures to various countries, sectors, and issuers then attempts to balance risk across these dimensions to improve diversification, rather than rely on the securities’ market weights reflected in the MSCI EM.      The goal of the strategy is to limit Risk Parity Fund’s concentrated risk-exposures thus reducing “bubble risk,” that is, the risk that results when market momentum causes a particular group of stocks to become a disproportionate percentage of the fund’s overall risk.  Such a concentrated risk exposure increases the fund’s susceptibility to a significant drop in the value when the attribute to which the portfolio is unduly exposed experiences losses. The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk Parity Emerging Markets Fund to achieve its risk-parity exposure.

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Emerging Markets Fund. In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Emerging Markets Fund.

Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Emerging Markets Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Emerging Markets Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Emerging Markets Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Emerging Markets Fund fail to produce the intended results, Emerging Markets Fund could underperform other funds with similar objectives and investment strategies.

Market Momentum.  To the extent Emerging Market Fund invests fund assets using the risk-parity strategy, it is unlikely to benefit from market momentum preceding a sudden and substantial market correction.

Investments in Another Mutual Fund.  To the extent that Emerging Markets Fund invests in another mutual fund, its investment performance would be directly related to the investment performance of the other fund.  Emerging Markets Fund also would indirectly bear its proportionate share of any management and other fees paid by the other mutual fund in addition to the investment management and other fees paid by Emerging Markets Fund.  As a result, shareholders of Emerging Markets Fund would be subject to some duplication of fees.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Emerging Markets Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Forward and Currency Contracts. Forward and currency contracts are subject to the risks inherent in most derivative contracts. In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies. Currency contracts also may be subject to national and international political and economic events. Under certain market conditions, Emerging Markets Fund could lose more than the amount it originally invested. Emerging Markets Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.

Sector. Emerging Markets Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Emerging Markets Fund’s benchmark is concentrated in specific industry sectors, although Emerging Markets Fund does not have a policy to concentrate in any specific industry sector. To the extent that Emerging Markets Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Investment Objective

Long-term growth of capital.  There is no guarantee that Risk Parity Fund will achieve its objective.  Risk Parity Fund’s investment objective may be changed by its Board of Trustees and without shareholder approval.  Risk Parity Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategy

Under normal market conditions, Risk Parity Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in common stocks, including depository receipts, warrants and rights, of emerging markets issuers.  Risk Parity Fund defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets IndexSM (“MSCI EM”).  As of February 1, 2013, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Risk Parity Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  Risk Parity Fund may invest greater than 25 percent of its assets in a particular region, but not in a single country in that region.  Risk Parity Fund may invest in companies of any capitalization.  In addition to emerging markets securities, Risk Parity Fund also may invest in forward foreign currency exchange contracts and other derivatives.

To manage Risk Parity Fund’s assets, its sub-adviser employs its proprietary risk parity strategy, which uses an investment model assigns a country-, sector-, and issuer-risk value to each security in the MSCI EM, and then builds a portfolio of some of those securities that attempts to balance those risks.  The goal of the strategy is to limit Risk Parity Fund’s exposure to “bubble risk,” that is, the risk of a sudden and significant drop in the portfolio’s value that results when market momentum causes a particular group of stocks within Risk Parity Fund to represent a disproportionate percentage of the overall risk in Risk Parity Fund.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Risk Parity Fund. Below is a description of the principal risks of investing in Risk Parity Fund.

Market Momentum.  Risk Parity Fund’s strategy, while attempting to limit risks from sudden and substantial market corrections following market “bubbles,” is unlikely to benefit from market momentum preceding a correction.

Foreign Securities, including Emerging Markets Securities.  Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Risk Parity Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Risk Parity Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.  The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, Risk Parity Fund may be able to invest indirectly in equity securities solely or primarily through pooled investment vehicles.  These securities could be more expensive because of additional management fees charged by the pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Risk Parity Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Risk Parity Fund fail to produce the intended results, Risk Parity Fund could underperform other funds with similar objectives and investment strategies.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Risk Parity Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Risk Parity Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing.  Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Forward and Currency Contracts.  Forward and currency contracts are subject to the risks inherent in most derivative contracts.  In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies.  Currency contracts also may be subject to national and international political and economic events.  Under certain market conditions, Risk Parity Fund could lose more than the amount it originally invested.  Risk Parity Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.

Non-Diversification.  Risk Parity Fund is “non-diversified,” which means that it may from time to time invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Risk Parity Fund.  It also may be considered more risky for Risk Parity Fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.

Sector. Risk Parity Fund may at any one time have significant investments in one or more specific industry sectors to the extent that the MSCI EM, Risk Parity Fund’s benchmark, is concentrated in specific industry sectors.  Risk Parity Fund, however, does not have a policy to concentrate in any specific industry sector, and thus, it may not invest in the securities of an issuer if that investment would cause Risk Parity Fund to invest more than 25 percent of its assets in any one industry.  To the extent that Risk Parity Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree Polaris Foreign Value Fund

Investment Objective

Long-term growth of capital and income. There is no guarantee that Foreign Value Fund will achieve its objective.  Foreign Value Fund’s investment objective may be changed by its Board of Trustees and without shareholder approval.  Foreign Value Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers.  Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets.  Common stocks include securities such as depositary receipts and participatory notes that derive their values from common stocks.

Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East.  Foreign Value Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”).  As of June 30, 2013, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.  Foreign Value Fund generally will be invested in issuers in ten or more foreign countries. Foreign Value Fund may invest in companies of any capitalization.

Foreign Value Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, because the sub-adviser believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, because the sub-adviser believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Fund’s portfolio falls below established limits.

Foreign Value Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Fund’s returns.  Selling/writing call options is designed to provide income to Foreign Value Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Foreign Value Fund.  In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Fund.

Foreign Securities, including Emerging Markets Securities.  Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available.  Non-U.S. equity markets in which Foreign Value Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Foreign Value Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.  The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, Foreign Value Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.  These securities could be more expensive because of additional management fees charged by the underlying pools.  In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Foreign Value Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Foreign Value Fund fail to produce the intended results, Foreign Value Fund could underperform other funds with similar objectives and investment strategies.

Large- and Mid-Capitalization Securities.  Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies.  Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities.  Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Currency and Option Contracts.  Currency and Options contracts are subject to the risks inherent in most derivative contracts.  In addition, currency contracts also may be subject to national and international political and economic events.  Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Fund’s open position could cause Foreign Value Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position.  Under certain market conditions, Foreign Value Fund investing in an option contact could lose more than the amount it originally invested.  Foreign Value Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Non-Diversification.  Foreign Value Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.

Sector. Foreign Value Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree Polaris Foreign Value Small Cap Fund

Investment Objective

Long-term growth of capital and income.  There is no guarantee that Foreign Value Small Cap Fund will achieve its objective.  Foreign Value Small Cap Fund’s investment objective may be changed by its Board of Trustees and without shareholder approval.  Foreign Value Small Cap Fund will notify shareholders at least 60 days prior to any such change.

Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers.  Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets.  Common stocks include securities such as depositary receipts and participatory notes that derive their values from common stocks.

Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East.  Foreign Value Small Cap Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”).  As of June 30, 2013, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.  Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries.  Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $2 billion.

Foreign Value Small Cap Fund’s sub-adviser uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow.  First, because the sub-adviser believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data, such as cash flow and interest rates, to produce a ranking of country and industry sectors.  Second, because the sub-adviser believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets.  Third, the sub-adviser conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The sub-adviser also maintains a “watch-list” of companies which may be used if the valuation of a company held in Foreign Value Small Cap Fund’s portfolio falls below established limits.

Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund’s returns.  Selling/writing call options is designed to provide income to Foreign Value Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.  Foreign Value Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments.

Principal Investment Risks

All investments carry a certain amount of risk.  You may lose money by investing in Foreign Value Small Cap Fund.  In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Small Cap Fund.

Foreign Securities, including Emerging Markets Securities.  Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available.  Non-U.S. equity markets in which Foreign Value Small Cap Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both.  Foreign Value Small Cap Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars.  Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.  The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital.  Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.  In these markets, Foreign Value Small Cap Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.  These securities could be more expensive because of additional management fees charged by the underlying pools.  In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment.  As Foreign Value Small Cap Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing.  Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Currency and Option Contracts.  Currency and Options contracts are subject to the risks inherent in most derivative contracts.  In addition, currency contracts also may be subject to national and international political and economic events.  Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position.  Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested.  Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Foreign Value Small Cap Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Foreign Value Small Cap Fund fail to produce the intended results, Foreign Value Small Cap Fund could underperform other funds with similar objectives and investment strategies.

Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers.  As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.

Sector. Foreign Value Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Principal Investment Strategies Common to all Pear Tree Funds

The following principal investment strategies are common to all Pear Tree Funds:

Securities Lending. To earn additional income, a Pear Tree Fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one-third of the value of its total assets via a securities lending program through the securities lending agent.  When the Pear Tree Fund lends its securities, it typically receives back collateral in the form of cash or high quality securities.  Cash collateral typically is invested by the Pear Tree Fund in a money market fund, with the Pear Tree Fund splitting the income received from the money market fund with the securities lending agent.  Collateral in the form of securities typically is held by the Pear Tree Fund’s custodian, and the Pear Tree Fund receives a premium for loaning its securities.  That premium also is split with the securities lending agent.  The Pear Tree Fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the Pear Tree Fund to compensate it for its loss.

Should a borrower of securities fail financially, the lending Pear Tree Fund may experience delays in recovering the securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Pear Tree Fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Derivatives.  Each Pear Tree Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected.  Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.

Cash Management.  From time to time, a Pear Tree Fund will hold some of its assets as cash.  Any cash position held by a Pear Tree Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions.  Some of the assets of a Pear Tree Fund generally are cash equivalent instruments, including money market funds.  Except when a Pear Tree Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Pear Tree Funds to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a Pear Tree Fund may take temporary defensive positions that are inconsistent with the Pear Tree Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Pear Tree Fund may not achieve its investment objective.

Principal Investment Risks Common to All Pear Tree Funds

The following are principal risks that are common to the Pear Tree Funds as well as most equity funds:

•
Market, Industry and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad.  Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management.  Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

•
Liquidity. Some Pear Tree Fund holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner.  Adverse market or economic conditions may result in limited or no trading market for other securities held by a Pear Tree Fund. Under any of these conditions, it may be difficult for a Pear Tree Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by the Pear Tree Fund, or if the Pear Tree Fund continues to hold the security in its portfolio, to determine the value of the security.

Changes in Policies

Each Pear Tree Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be revised unless that Pear Tree Fund’s shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings

A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Pear Tree Funds’ portfolio securities is available in the Pear Tree Funds’ Statement of Additional Information.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of the Pear Tree Funds subject to oversight by the Board.

The Manager

The Manager is a privately held financial services firm providing Management and administrative services and facilities to the Pear Tree Funds. As of June 30, 2013, the firm had approximately $1.4 billion in assets under management.

The Manager may, subject to the approval of the Board, choose the investments of the Pear Tree Funds itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Pear Tree Funds. The Manager currently employs the Sub-Advisers to make the investment decisions and portfolio transactions for the Pear Tree Funds and supervises the Sub-Advisers’ investment programs.

Day-to-day responsibility for investing Pear Tree Fund’ assets currently is provided by the Sub-Advisers described below.  The Pear Tree Funds and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated Sub-Advisers with respect to any Pear Tree Fund without obtaining shareholder approval.  With Board approval, the Manager may employ a new unaffiliated Sub-Adviser for the Pear Tree Fund, change the terms of the advisory contract with an unaffiliated Sub-Adviser, or enter into new advisory contracts with a Sub-Adviser.  The Manager retains ultimate responsibility to oversee the Sub-Advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement.  Shareholders of the Pear Tree Fund continue to have the right to terminate the advisory contract applicable to the Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund.  Shareholders will be notified if the Sub-Adviser is removed or replaced or if there has been any material amendment to an advisory contract.

The Sub-Advisers and Portfolio Management

The Sub-Advisers provide portfolio management and related services to each Pear Tree Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.

Pear Tree Columbia Small Cap Fund and Pear Tree Quality Fund

Sub-Adviser. Columbia Partners, L.L.C., Investment Management (“Columbia”), 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as the  Sub-Adviser to Pear Tree Columbia Small Cap Fund and Pear Tree Quality Fund.  As of June 30, 2013, Columbia had approximately $3 billion in assets under management for individual, pension plan and endowment accounts.

Portfolio Management.

Pear Tree Columbia Small Cap Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Robert A. von Pentz, CFA	Since 1996	Chief Investment Officer and head of Equity Investments since 1996 Investment professional since 1984
Rhys Williams, CFA	Since 1997	Senior Equity Portfolio Manager since 1997 Investment professional since 1990

Pear Tree Quality Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Robert A. von Pentz, CFA	Since 2011	Chief Investment Officer and head of Equity Investments since 1996 Investment professional since 1984

Pear Tree PanAgora Dynamic Emerging Markets Fund and Pear Tree PanAgora Risk Parity Emerging Markets Fund

Sub-Adviser. PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, Boston, MA 02110, serves as the Sub-Adviser to Pear Tree PanAgora Dynamic Emerging Markets Fund. As of June 30, 2013, PanAgora had $33.9 billion in assets under management in portfolios of institutional pension and endowment funds, among others.  Putnam Investments, LLC is a control person of PanAgora.

Portfolio Management.

Pear Tree PanAgora Dynamic Emerging Markets Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Dmitri Kantsyrev, Ph.D., CFA	Since 2008
Portfolio Manager, Equity Investments
Dr. Kantsyrev is a Quantitative Analyst on the Dynamic Equity Modeling Team primarily responsible for conducting research for PanAgora’s Global and International Equity strategies. Dr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he completed his studies in Finance. Dr. Kantsyrev is a CFA charterholder.

Jane Zhao, Ph.D.	Since 2006
Director, Equity Investments
Dr. Zhao joined PanAgora in 2006 and is currently a Director on the Dynamic Equity Management Team. Her primary responsibilities include conducting research to uncover new alpha sources, building quantitative stock selection models, and managing portfolios within the Dynamic Equity strategies.

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Edward Qian, Ph.D., CFA	Since 2013	Chief Investment Manager and Head of Research, Multi Asset Investment professional since 1998; Dr. Qian joined PanAgora in 2007.
Mark Barnes	Since 2013	Director, Multi-Asset. Mr. Barnes joined PanAgora in 1999.

Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund

Sub-Adviser. Polaris Capital Management, LLC (“Polaris”), 125 Summer Street, Boston, MA 02110, serves as the Sub-Adviser to Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund. As of June 30, 2013, Polaris had $6.9 billion in assets under management for institutional clients and affluent individuals.

Portfolio Management.

Pear Tree Polaris Foreign Value Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Since 1998 (Fund inception) Lead Portfolio Manager	Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2004
Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Since 2008
Assistant Portfolio Manager since  2012
Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively.
MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998. Completed CFA Level III.

Pear Tree Polaris Foreign Value Small Cap Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Lead Portfolio Manager since 2008 (Fund inception)	Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2008 (Fund inception) Assistant Portfolio Manager
Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Since 2008
Assistant Portfolio Manager since  2012
Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively.
MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998. Completed CFA Level III.

Management and Sub-Advisory Fees

All Funds other than Risk Parity Fund

As compensation for services rendered for fiscal year ended March 31, 2013, each Pear Tree Fund (other than Risk Parity Fund) paid the Manager a monthly fee at the annual rate of 1.0 percent of the average daily net assets.

Risk Parity Fund

The rate shown is a fixed rate based on Risk Parity Fund's average daily net assets.

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Advisory Fee Rate* (for fiscal year ended March 31, 2013)
$0 -- 300 Million	0.60%	N/A*
$300 Million – $600 Million	0.65%	N/A*
$600 Million or more	0.70%	N/A*
* Since Risk Parity Fund is new, no actual investment advisory fee rate information is available.

Sub-Advisory Fees

From the management fee, the Manager pays the expenses of providing investment advisory services to the Pear Tree Funds, including the fees of the Sub-Advisers of each individual Pear Tree Fund.

Board Approval

The Pear Tree Funds’ Semi-Annual report for the semi-annual period ended September 30, 2012 contains a detailed discussion of the factors considered by the Board and its conclusions in approving the management contract and advisory contracts for all Funds other than Risk Parity Fund, which is new.

Fee Waivers/Expense Limitation.

Pear Tree Quality Fund. The Manager has agreed until July 31, 2014 to waive 0.15 percent of its management fee if Quality Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if Quality Fund’s average daily net assets are $100 million or more.  For the year ended March 31, 2013, the Manager waived fees in the aggregate amount of $153,265.  These fee waivers only may be terminated with the approval of the Board.

Distributor and Distribution Plan

 U.S. Boston Capital Corporation (the "Distributor") is the distributor (or principal underwriter) of all Pear Tree Fund’s shares.

 Each Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Fund’s Ordinary Shares and for services provided to shareholders of the Fund’s Ordinary Shares as described above.  Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges.  The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Revenue Sharing Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor, U.S. Boston Capital Corporation) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will be paid by the Manager or its affiliates out of their profits or other available sources and will not impact the total operating expenses of any Pear Tree Fund.  The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pear Tree Funds or to provide marketing or service support to the Pear Tree Funds.

In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Pear Tree Fund.  Please contact your financial intermediary for details about revenue sharing payments it may receive.

Administrative and Processing Support Payments. The Manager or its affiliates may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. The Manager or its affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

SHARE CLASS ELIGIBILITY

The Pear Tree Funds offer two classes of shares of each Pear Tree Fund through this prospectus: Ordinary Shares and Institutional Shares.

Ordinary Shares are available to all purchasers and are subject to a fee of 0.25 percent charged pursuant to Rule 12b-1 under the 1940 Act (“12b-1 fee”).  Institutional Shares are available to limited classes of purchasers on a “no-load” basis, and they are not subject to a sales charge or 12b-1 fee.

At this time the Pear Tree Funds do not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

• Participate in the Pear Tree Funds’ Automatic Investment Plan;

• Open a Uniform Gifts/Transfers to Minors account; or

• Open an Individual Retirement Account (“IRA”) or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, as amended, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Manager, at its discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Manager, at its discretion, reserves the right to impose a minimum at any time.

Institutional Shares

Institutional Shares are offered to clients who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

Institutional Shares are not subject to any sales charges or fees pursuant to the Pear Tree Funds’ 12b-1 Plan.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more
(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Pear Tree Fund;

(ii)         banks and insurance companies purchasing shares for their own account;
(iii)       an insurance company separate account; or
(iv)a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate
If an account or group of accounts is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

(1)        A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;
(2)        An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or
(3)        A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

None
Investments made for an individual account or a group of accounts:
(i)          through an eligible mutual fund wrap program. To be eligible, a mutual fund wrap program must offer allocation services, charge an asset-based fee to its participants for asset allocation and/or offer advisory services, and meet trading and operational requirements under an appropriate agreement with the Distributor or clearing entity; or
(ii)by registered investment Sub-Advisers who are (a) charging an asset based fee for their advisory services and (b) purchasing on behalf of their clients.
You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Pear Tree Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
None
(i)any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or
(ii)officers, partners, trustees or directors and employees of the Pear Tree Funds, the Pear Tree Funds’ affiliated corporations, or of the Pear Tree Funds’ Sub-Advisers and their affiliated corporations (a “Fund Employee”), the spouse or child of a Pear Tree Fund Employee, a Pear Tree Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Pear Tree Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Pear Tree Institutional Services, a division of the Manager (“Transfer Agent”), with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Pear Tree Funds.

The Manager, at its sole discretion, may accept investments of $1 million or more in the aggregate from other classes of investors substantially similar to those listed above. In addition, the Manager may waive or lower initial investment amounts in other circumstances. Please call 1-800-326-2151 for more information.

HOW TO PURCHASE

Making an Initial Investment

You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Pear Tree Fund to identify you. The Pear Tree Fund may close your account if it cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Pear Tree Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated, unless they clear prior to that time.

Minimum Account Size

Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Pear Tree Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to certain qualified retirement plan accounts.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal.  The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Pear Tree Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Pear Tree Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check. Additional shares may be purchased by ACH payment as well.

Investments through Tax-Deferred Retirement Plans

Pear Tree Funds are available for investment through various tax-deferred retirement vehicles.  Please call 1-800-326-2151 for assistance.   These types of investments may be subject to specific fees.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Pear Tree Fund being acquired may legally be sold. Individual Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Pear Tree Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.

Generally, shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Pear Tree Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time). Once you make a telephone redemption request, you may not cancel it.  The Pear Tree Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine.  The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Pear Tree Fund.

Good order means that:

• You have provided adequate instructions

• There are no outstanding claims against your account

• There are no transaction limitations on your account

Medallion signature guarantees and other requirements

You are required to obtain a medallion signature guarantee when you are:

• Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

• Requesting a redemption within 30 days of changing your account registration or address

• Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Payment of Redemption Amount

The Pear Tree Funds will generally send redemption proceeds within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check until monies have been collected by the Pear Tree Fund from the customers’ bank.

The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Pear Tree Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Redemptions In-Kind

For redemptions in excess of $250,000, or 1 percent of a Fund’s net assets, whichever is less, the Pear Tree Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of a Pear Tree Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Pear Tree Fund. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price.  The Pear Tree Funds will accept orders for purchases of shares on any day on which the NYSE is open.  The offering of shares of the Pear Tree Funds, or of any particular Fund, may be suspended from time to time, and the Pear Tree Funds reserve the right to reject any specific order.

Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Pear Tree Fund. Each Pear Tree Fund calculates its net asset value by adding the value of the Pear Tree Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of a Pear Tree Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

The Pear Tree Funds’ assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Pear Tree Fund’s net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Board. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, a Pear Tree Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Pear Tree PanAgora Dynamic Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund hold most of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Pear Tree Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Pear Tree Fund’s net asset value. If events materially affecting the value of a Pear Tree Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Board.

SHAREHOLDER ACCOUNT POLICIES

Household Delivery of Fund Documents

The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”).  The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Privacy

The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account.  The Pear Tree Funds will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.

Excessive Trading

Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings.  The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short term trading.

Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:

• You sell shares within a short period of time after the shares were purchased;

• You make two or more purchases and redemptions within a short period of time;

• You enter into a series of transactions that is indicative of a timing pattern or strategy; or

• We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.

Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.

Each Pear Tree Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund.  The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future.  The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:

• Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

• Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

• Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

• Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions

Each Pear Tree Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

All distributions will be automatically reinvested in additional shares of the Pear Tree Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Pear Tree Fund you own. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.

If you elect to receive distributions paid in cash by check and (a) the U.S. Postal Service advises us that it could not deliver your check, or (b) your distribution check remains uncashed for more than six months after the date of issuance, the Pear Tree Funds may elect to cancel your check and in your name invest an amount equal to the amount of the cancelled check in additional share of the Pear Tree Fund that made the distribution at the current day’s NAV.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting each Pear Tree Fund and its shareholders.  The following assumes that a Fund’s shares will be treated as capital assets in the hands of each shareholder.  Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in the Fund with respect to your specific tax situation prior to making an investment in the Fund.  Each Pear Tree Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year.  Although no Fund will be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares.  Distributions from net long-term gains recognized by a fund are taxable as long term taxable gains regardless of the length of time a shareholder has held the shares and whether or not the distributions is paid in cash or additional shares.  All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

 Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by a Pear Tree Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.  Distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.

 Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes.  Depending on the tax rules in the state in which you live, a portion of the dividends paid by a Pear Tree Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

 Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss.  A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds.  Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.  Additionally, any loss realized on a sale, redemption or exchange of shares of a Pear Tree Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

 You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from a Pear Tree Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.  If you purchase shares of a Pear Tree Fund through a financial intermediary, that entity will provide this information to you.

 Each Pear Tree Fund intends to elect to be taxed each year as a regulated investment company.  A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders.  However, should a Pear Tree Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.

Each Pear Tree is required to withhold a legally determined portion, currently 28 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.  This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Pear Tree Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account.  These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.

Foreign Income Taxes.  Investment income received by a Pear Tree Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  The U.S. has entered into tax treaties with many foreign countries which would entitle a Pear Tree Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to determine the effective rate of foreign tax for Risk Parity Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50 percent in value of a Pear Tree Fund’s total assets at the close of any taxable year consists of securities of foreign corporations (which is likely), the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund.  They may be subject to certain holding period requirements with respect to securities held to take advantage of this credit.  If the Foreign Election is made by the Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from the Fund and your allocable share of foreign income taxes paid by the Fund.  You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally.  Alternatively, you could treat your allocable share of the foreign income taxes paid by the Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that each pear Tree Fund will qualify to make the Foreign Election; however, a Pear Tree Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

C-

PEAR TREE FUNDS

FINANCIAL HIGHLIGHTS

The Financial Highlights table below for each Pear Tree Fund (other than Risk Parity Fund), which provides information about the Pear Tree Fund’s financial history, is based on a single share outstanding of that Pear Tree Fund throughout the periods shown.  The table is part of the Pear Tree Fund’s financial statements, which are included in its annual report and incorporated by reference into the Statement of Additional Information (available upon request).  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Pear Tree Fund (assuming reinvestment of all dividends and distributions and no payment of any applicable account or redemption fees). The financial statements in the annual report were audited by the Pear Tree Fund’s independent registered public accounting firm Tait, Weller & Baker, LLP.

No financial highlights are presented for Risk Parity Fund because Risk Parity Fund is new.

FINANCIAL HIGHLIGHTS FOR PEAR TREE COLUMBIA SMALL CAP FUND (For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.36		$19.92	$16.45	$10.22	$19.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	(0.03)		(0.08)	0.04	0.11	0.06
Net realized and unrealized gain/(loss) on securities	2.17		0.57	3.52	6.15	(9.23)
Total from Investment Operations	2.14		0.49	3.56	6.26	(9.17)
Less Distributions:
Dividends from net investment income	-		(0.05)	(0.09)	(0.03)	-
Distributions from realized capital gains	-		-	-	-	(0.06)
Total Distributions	-		(0.05)	(0.09)	(0.03)	(0.06)
Net Asset Value, End of Period	$22.50		$20.36	$19.92	$16.45	$10.22
Total Return	10.51%		2.48%	21.69%	61.27%	(47.11)%(c)
Net Assets, End of Period (000’s)	$101,275		$95,870	$113,675	$99,444	$61,943
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.63%		1.67%	1.64%	1.65%	1.64%
Net	1.63%		1.67%	1.64%	1.65%	1.64%
Ratio of net investment income (loss) to average net assets (b)	(0.16%)		0.44%)	0.23%	0.81%	0.31%
Portfolio Turnover	54%		53%	71%	50%	72%
	Institutional Shares
	Years Ended March 31
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$23.00	$22.50		$18.56	$11.51	$21.86
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.02	(0.04)		0.09	0.20	0.10
Net realized and unrealized gain/(loss) on securities	2.46	0.63		3.98	6.91	(10.39)
Total from Investment Operations	2.48	0.59		4.07	7.11	(10.29)
Less Distributions:
Dividends from net investment income	-	(0.09)		(0.13)	(0.06)	-
Distributions from realized capital gains	-	-		-	-	(0.06)
Total Distributions	-	(0.09)		(0.13)	(0.06)	(0.06)
Net Asset Value, End of Period	$25.48	$23.00		$22.50	$18.56	$11.51
Total Return	10.78%	2.69%		21.98%	61.83%	(47.04)%(c)
Net Assets, End of Period (000’s)	$8,000	$6,242		$7,806	$7,146	$7,281
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.38%	1.42%		1.39%	1.41%	1.42%
Net	1.38%	1.42%		1.39%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets (b)	0.07%	(0.19)%		0.48%	1.35%	0.48%
Portfolio Turnover	54%	53%		71%	50%	72%
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.33	$12.36	$11.37	$8.24	$14.07
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.16(b)	0.17(b)	0.09(b)	0.05	(0.04)
Net realized and unrealized gain/(loss) on securities	1.52	1.92	1.01	3.10	(5.78)
Total from Investment Operations	1.68	2.09	1.10	3.15	(5.82)
Less Distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Distributions from realized capital gains	-	-	-	-	--
Total Distributions	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Net Asset Value, End of Period	$15.85	$14.33	$12.36	$11.37	$ 8.24
Total Return	11.85%	16.99%	9.78%(d)	38.30% (d)	(41.36)% (d)
Net Assets, End of Period	$98,033	$92,557	$62,920	$54,213	$43,014
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.62%	1.66%	1.93%	2.10%	2.71%
Net including dividend and interest expense for securities sold short	1.46%	1.51%	1.89%	2.10%	2.71%
Net excluding dividend and interest expense for securities sold short	1.46%	1.51%	1.85%	1.92%	1.98%
Ratio of net investment income (loss) to average net assets (c)	1.11%	1.28%	0.84%	0.50%	(0.38)%
Portfolio Turnover Excluding Short Positions	40%	68%	283%(f)	191%(f)	207%(f)
Note: This fund changed its investment strategy on January 27, 2011.
	Institutional Shares
	Years Ended March 31
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.95	$12.85	$11.80	$8.54	$14.71
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.24(b)	0.25(b)	0.12(b)	0.08	(0.10)
Net realized and unrealized gain/(loss) on securities	1.59	1.99	1.06	3.22	(6.02)
Total from Investment Operations	1.83	2.24	1.18	3.30	(6.12)
Less Distributions:
Dividends from net investment income	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Distributions from realized capital gains	-	-	-	-	-
Total Distributions	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Net Asset Value, End of Period	$16.58	$14.95	$12.85	$11.80	$8.54
Total Return	12.37%	17.57%	10.07%(d)	38.71% (d)	(41.66)% (d)
Net Assets, End of Period (000’s)	$3,576	$2,558	$809	$591	$584
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.35%	1.41%	1.71%	1.81%	3.19%
Net including dividend and interest expense for securities sold short	1.01%	1.00%	1.67%	1.81%	3.19%
Net excluding dividend and interest expense for securities sold short	1.01%	1.00%	1.63%	1.63%	2.46%
Ratio of net investment income (loss) to average net assets (c)	1.58%	1.85%	1.08%	0.75%	(0.86)%
Portfolio Turnover Excluding Short Positions	40%	68%	283%(f)	191%(f)	207%(f)
	Ordinary Shares
	Years Ended March 31
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.36	$19.92	$16.45	$10.22	$19.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	(0.03)	(0.08)	0.04	0.11	0.06
Net realized and unrealized gain/(loss) on securities	2.17	0.57	3.52	6.15	(9.23)
Total from Investment Operations	2.14	0.49	3.56	6.26	(9.17)
Less Distributions:
Dividends from net investment income	-	(0.05)	(0.09)	(0.03)	-
Distributions from realized capital gains	-	-	-	-	(0.06)
Total Distributions	-	(0.05)	(0.09)	(0.03)	(0.06)
Net Asset Value, End of Period	$22.50	$20.36	$19.92	$16.45	$10.22
Total Return	10.51%	2.48%	21.69%	61.27%	(47.11)%(c)
Net Assets, End of Period (000’s)	$101,275	$95,870	$113,675	$99,444	$61,943
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.63%	1.67%	1.64%	1.65%	1.64%
Net	1.63%	1.67%	1.64%	1.65%	1.64%
Ratio of net investment income (loss) to average net assets (b)	(0.16%)	0.44%)	0.23%	0.81%	0.31%
Portfolio Turnover	54%	53%	71%	50%	72%
	Institutional Shares
	Years Ended March 31
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.00	$22.50	$18.56	$11.51	$21.86
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.02	(0.04)	0.09	0.20	0.10
Net realized and unrealized gain/(loss) on securities	2.46	0.63	3.98	6.91	(10.39)
Total from Investment Operations	2.48	0.59	4.07	7.11	(10.29)
Less Distributions:
Dividends from net investment income	-	(0.09)	(0.13)	(0.06)	-
Distributions from realized capital gains	-	-	-	-	(0.06)
Total Distributions	-	(0.09)	(0.13)	(0.06)	(0.06)
Net Asset Value, End of Period	$25.48	$23.00	$22.50	$18.56	$11.51
Total Return	10.78%	2.69%	21.98%	61.83%	(47.04)%(c)
Net Assets, End of Period (000’s)	$8,000	$6,242	$7,806	$7,146	$7,281
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.38%	1.42%	1.39%	1.41%	1.42%
Net	1.38%	1.42%	1.39%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets (b)	0.07%	(0.19)%	0.48%	1.35%	0.48%
Portfolio Turnover	54%	53%	71%	50%	72%

(a)  Per share numbers have been calculated using the average shares method.
(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have  been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.  See Note 3 to the financial statements.
(d)  Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE QUALITY FUND
(For a share outstanding throughout each period)
   Ordinary Shares
Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.33	$12.36	$11.37	$8.24	$14.07
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.16(b)	0.17(b)	0.09(b)	0.05	(0.04)
Net realized and unrealized gain/(loss) on securities	1.52	1.92	1.01	3.10	(5.78)
Total from Investment Operations	1.68	2.09	1.10	3.15	(5.82)
Less Distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Distributions from realized capital gains	-	-	-	-	--
Total Distributions	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Net Asset Value, End of Period	$15.85	$14.33	$12.36	$11.37	$ 8.24
Total Return	11.85%	16.99%	9.78%(d)	38.30% (d)	(41.36)% (d)
Net Assets, End of Period	$98,033	$92,557	$62,920	$54,213	$43,014
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.62%	1.66%	1.93%	2.10%	2.71%
Net including dividend and interest expense for securities sold short	1.46%	1.51%	1.89%	2.10%	2.71%
Net excluding dividend and interest expense for securities sold short	1.46%	1.51%	1.85%	1.92%	1.98%
Ratio of net investment income (loss) to average net assets (c)	1.11%	1.28%	0.84%	0.50%	(0.38)%
Portfolio Turnover Excluding Short Positions	40%	68%	283%(f)	191%(f)	207%(f)
Note: This fund changed its investment strategy on January 27, 2011.
	Institutional Shares
	Years Ended March 31
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.95	$12.85	$11.80	$8.54	$14.71
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.24(b)	0.25(b)	0.12(b)	0.08	(0.10)
Net realized and unrealized gain/(loss) on securities	1.59	1.99	1.06	3.22	(6.02)
Total from Investment Operations	1.83	2.24	1.18	3.30	(6.12)
Less Distributions:
Dividends from net investment income	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Distributions from realized capital gains	-	-	-	-	-
Total Distributions	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Net Asset Value, End of Period	$16.58	$14.95	$12.85	$11.80	$8.54
Total Return	12.37%	17.57%	10.07%(d)	38.71% (d)	(41.66)% (d)
Net Assets, End of Period (000’s)	$3,576	$2,558	$809	$591	$584
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.35%	1.41%	1.71%	1.81%	3.19%
Net including dividend and interest expense for securities sold short	1.01%	1.00%	1.67%	1.81%	3.19%
Net excluding dividend and interest expense for securities sold short	1.01%	1.00%	1.63%	1.63%	2.46%
Ratio of net investment income (loss) to average net assets (c)	1.58%	1.85%	1.08%	0.75%	(0.86)%
Portfolio Turnover Excluding Short Positions	40%	68%	283%(f)	191%(f)	207%(f)

Note:  This Fund changed its investment strategy on January 27, 2011.

(a)  Per share numbers have been calculated using the average shares method.
(b)  Reflects expense waivers/reimbursements and reductions in effect during the period.  See Note 3 to the Financial Statements.
(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.  See Note 3 to the financial statements.
(e)  Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f)  Portfolio turnover is calculated on long security positions only.  Short positions are generally held for less than one year.

FINANCIAL HIGHLIGHTS FOR PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

	Ordinary Shares Years Ended March 31,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.67		$25.18	$21.23	$12.06	$27.04
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.37		0.41	0.24	0.18	0.33
Net realized and unrealized gain/(loss) on securities	0.85		(2.44)	3.96	9.05	(14.76)
Total from Investment Operations	1.22		(2.03)	4.20	9.23	(14.43)
Less Distributions:
Dividends from net investment income	(0.33)		(0.48)	(0.25)	(0.06)	(0.43)
Distributions from realized capital gains	—		—	—	—	(0.12)
Total Distributions	(0.33)		(0.48)	(0.25)	(0.06)	(0.55)
Net Asset Value, End of Period	$23.56		$22.67	$25.18	$21.23	$12.06
Total Return	5.41%		(7.80)%	19.86%	76.56%	(53.27)% (c)
Net Assets, End of Period (000’s)	$140,267		$145,201	$176,386	$205,727	$164,133
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.76%		1.76%	1.77%	1.74%	1.67%
Net	1.76%		1.76%	1.77%	1.74%	1.67%
Ratio of net investment income (loss) to average net assets (b)	1.66%		1.80%	1.05%	0.99%	1.66%
Portfolio Turnover	25%		56%	68%	120%	67%
	Institutional Shares
	Years Ended March 31
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$22.97	$25.53		$21.48	$12.19	$27.46
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.43	0.41		0.42	0.27	0.34
Net realized and unrealized gain/(loss) on securities	0.87	(2.42)		3.89	9.11	(14.98)
Total from Investment Operations	1.30	(2.01)		4.31	9.38	(14.64)
Less Distributions:
Dividends from net investment income	(0.39)	(0.55)		(0.26)	(0.09)	(0.51)
Distributions from realized capital gains	—	—		—	—	(0.12)
Total Distributions	(0.39)	(0.55)		(0.26)	(0.09)	(0.63)
Net Asset Value, End of Period	$23.88	$22.97		$25.53	$21.48	$12.19
Total Return	5.69%	(7.56)%		20.14%	77.02%	(53.17)%
Net Assets, End of Period (000’s)	$15,165	$15,569		$11,267	$26,247	$25,664

Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.49%	1.52%		1.51%	1.50%	1.48%
Net	1.49%	1.52%		1.51%	1.50%	1.48%
Ratio of net investment income (loss) to average net assets (b)	1.92%	1.81%		1.94%	1.48%	1.82%
Portfolio Turnover	25%	56%		68%	120%	67%
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.64	$14.68	$12.45	$6.97	$19.87

Income from Investment Operations :
Net investment income (loss) (a)(b)	0.15	0.12	0.07	0.13	0.35
Net realized and unrealized gain / (loss) on securities	2.12	(1.09)	2.31	5.71	(11.53)
Total from Investment Operations	2.27	(0.97)	2.38	5.84	(11.18)
Less Distributions :
Dividends from net investment income	(0.08)	(0.07)	(0.15)	(0.36)	(0.11)
Distributions from realized capital gains	--	--	--	--	(1.61)
Total Distributions	(0.08)	(0.07)	(0.15)	(0.36)	(1.72)

Net Asset Value, End of Period	$15.83	$13.64	$14.68	$12.45	$6.97
Total Return	16.73%	(6.55)%	19.17%	84.05%	(55.95)%
Net Assets, End of Period (000’s)	$705,210	$386,011	$369,550	$369,626	$193,798
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.59%	1.64%	1.62%	1.62%	1.62%
Net	1.59%	1.64%	1.62%	1.62%	1.62%
Ratio of net investment income (loss) to average net assets (b)	1.04%	0.93%	0.56%	1.17%	2.49%
Portfolio Turnover	10%	18%	9%	24%	20%
Net Asset Value, Beginning of Period	$13.63	$14.68	$12.45	$6.98	$19.98
Income from Investment Operations
Net investment income (loss) (a)(b)	0.17	0.14	0.10	0.14	0.38
Net realized and unrealized gain/(loss) on securities	2.15	(1.09)	2.31	5.71	(11.60)
Total from Investment Operations	2.32	(0.95)	2.41	5.85	(11.22)
Less Distributions: Dividends from net investment income	(0.12)	(0.10)	(0.18)	(0.38)	(0.17)
Distributions from realized capital gains	--	--	--	--	(1.61)
Total Distributions	(0.12)	(0.10)	(0.18)	(0.38)	(1.78)
Net Asset Value, End of Period	$15.83	$13.63	$14.68	$12.45	$6.98
Total Return	17.07%	(6.34)%	19.48%	84.12%	(55.85)%
Net Assets, End of Period (000’S)	$180,265	$98,109	$78,790	$68,067	$47,090
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.33%	1.39%	1.37%	1.37%	1.38%
Net	1.33%	1.39%	1.37%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets (b)	1.22%	1.07%	0.79%	1.29%	2.77%
Portfolio Turnover	10%	18%	9%	24%	20%
(For a share outstanding throughout each period)
	Ordinary Shares Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.67	$25.18	$21.23	$12.06	$27.04
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.37	0.41	0.24	0.18	0.33
Net realized and unrealized gain/(loss) on securities	0.85	(2.44)	3.96	9.05	(14.76)
Total from Investment Operations	1.22	(2.03)	4.20	9.23	(14.43)
Less Distributions:
Dividends from net investment income	(0.33)	(0.48)	(0.25)	(0.06)	(0.43)
Distributions from realized capital gains	—	—	—	—	(0.12)
Total Distributions	(0.33)	(0.48)	(0.25)	(0.06)	(0.55)
Net Asset Value, End of Period	$23.56	$22.67	$25.18	$21.23	$12.06
Total Return	5.41%	(7.80)%	19.86%	76.56%	(53.27)% (c)
Net Assets, End of Period (000’s)	$140,267	$145,201	$176,386	$205,727	$164,133
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.76%	1.76%	1.77%	1.74%	1.67%
Net	1.76%	1.76%	1.77%	1.74%	1.67%
Ratio of net investment income (loss) to average net assets (b)	1.66%	1.80%	1.05%	0.99%	1.66%
Portfolio Turnover	25%	56%	68%	120%	67%
	Institutional Shares
	Years Ended March 31
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.97	$25.53	$21.48	$12.19	$27.46
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.43	0.41	0.42	0.27	0.34
Net realized and unrealized gain/(loss) on securities	0.87	(2.42)	3.89	9.11	(14.98)
Total from Investment Operations	1.30	(2.01)	4.31	9.38	(14.64)
Less Distributions:
Dividends from net investment income	(0.39)	(0.55)	(0.26)	(0.09)	(0.51)
Distributions from realized capital gains	—	—	—	—	(0.12)
Total Distributions	(0.39)	(0.55)	(0.26)	(0.09)	(0.63)
Net Asset Value, End of Period	$23.88	$22.97	$25.53	$21.48	$12.19
Total Return	5.69%	(7.56)%	20.14%	77.02%	(53.17)%
Net Assets, End of Period (000’s)	$15,165	$15,569	$11,267	$26,247	$25,664

Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.49%	1.52%	1.51%	1.50%	1.48%
Net	1.49%	1.52%	1.51%	1.50%	1.48%
Ratio of net investment income (loss) to average net assets (b)	1.92%	1.81%	1.94%	1.48%	1.82%
Portfolio Turnover	25%	56%	68%	120%	67%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.
(c)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.  See Note 3 to the financial statements.
 (d)  Ratios of expenses to average net assets:
 - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

FINANCIAL HIGHLIGHTS FOR PEAR TREE POLARIS FOREIGN VALUE FUND
(For a share outstanding throughout each period)

Ordinary Shares
Years Ended March 31
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.64	$14.68	$12.45	$6.97	$19.87

Income from Investment Operations :
Net investment income (loss) (a)(b)	0.15	0.12	0.07	0.13	0.35
Net realized and unrealized gain / (loss) on securities	2.12	(1.09)	2.31	5.71	(11.53)
Total from Investment Operations	2.27	(0.97)	2.38	5.84	(11.18)
Less Distributions :
Dividends from net investment income	(0.08)	(0.07)	(0.15)	(0.36)	(0.11)
Distributions from realized capital gains	--	--	--	--	(1.61)
Total Distributions	(0.08)	(0.07)	(0.15)	(0.36)	(1.72)

Net Asset Value, End of Period	$15.83	$13.64	$14.68	$12.45	$6.97
Total Return	16.73%	(6.55)%	19.17%	84.05%	(55.95)%
Net Assets, End of Period (000’s)	$705,210	$386,011	$369,550	$369,626	$193,798
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.59%	1.64%	1.62%	1.62%	1.62%
Net	1.59%	1.64%	1.62%	1.62%	1.62%
Ratio of net investment income (loss) to average net assets (b)	1.04%	0.93%	0.56%	1.17%	2.49%
Portfolio Turnover	10%	18%	9%	24%	20%
Net Asset Value, Beginning of Period	$13.63	$14.68	$12.45	$6.98	$19.98
Income from Investment Operations
Net investment income (loss) (a)(b)	0.17	0.14	0.10	0.14	0.38
Net realized and unrealized gain/(loss) on securities	2.15	(1.09)	2.31	5.71	(11.60)
Total from Investment Operations	2.32	(0.95)	2.41	5.85	(11.22)
Less Distributions: Dividends from net investment income	(0.12)	(0.10)	(0.18)	(0.38)	(0.17)
Distributions from realized capital gains	--	--	--	--	(1.61)
Total Distributions	(0.12)	(0.10)	(0.18)	(0.38)	(1.78)
Net Asset Value, End of Period	$15.83	$13.63	$14.68	$12.45	$6.98
Total Return	17.07%	(6.34)%	19.48%	84.12%	(55.85)%
Net Assets, End of Period (000’S)	$180,265	$98,109	$78,790	$68,067	$47,090
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.33%	1.39%	1.37%	1.37%	1.38%
Net	1.33%	1.39%	1.37%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets (b)	1.22%	1.07%	0.79%	1.29%	2.77%
Portfolio Turnover	10%	18%	9%	24%	20%

(a)  Per share numbers have been calculated using the average shares method.
(b)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares.  The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian.  See Note 3 to the financial statements.
(e)  Ratios of expenses to average net assets:
- Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
- Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

C-

FINANCIAL HIGHLIGHTS FOR PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

(For a share outstanding throughout each period)

			Ordinary Shares
			Period Ended March 31,
	2013	2012	2011	2010	2009*
Net Asset Value, Beginning of Period	$ 9.02	$ 11.19	$ 10.28	$ 4.82	$ 10.00

Income from Investment Operations :
Net investment income (loss) (a)(c)	0.14	0.21	0.09	0.07	(0.03)(b)
Net realized and unrealized gain / (loss) on securities	1.50	(1.29)	1.25	5.42	(5.15)
Total from Investment Operations	1.64	(1.08)	1.34	5.49	(5.12)

Less Distributions :
Dividends from net investment income	(0.16)	(0.10)	(0.08)	(0.03)	(0.04)
Distributions from realized capital gains	--	(0.99)	(0.35)	-	(0.02)
Total Distributions	(0.16)	(1.09)	(0.43)	(0.03)	(0.06)

Net Asset Value, End of Period*	$10.50	$ 9.02	$11.19	$ 10.28	$4.82

Total Return	18.34%	(8.20)%	13.12%(d)	114.00%(d)	(51.25%)(d)

Net Assets, End of Period (000's)	$ 92,806	$ 72,737	$ 78,307	$ 124,971	$18,978

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.66%	1.70%	1.69%	1.64%	2.00%	**
Net	1.66%	1.70%	1.69%	1.64%	1.97%	**
Ratio of net investment income (loss) to
average net assets (c)	1.55%	2.14%	0.82%	0.82%	0.66%	**

Portfolio Turnover	9%	22%	54%	14%	10%

			Institutional Shares

			Years Ended March 31,
	2013	2012	2011	2010	2009*

Net Asset Value, Beginning of Period	$ 9.03	$11.21	$10.30	$ 4.82	$10.00

Income from Investment Operations :
Net investment income (loss) (a)(c)	0.17	0.24	0.09	0.11	0.07(b)
Net realized and unrealized gain / (loss) on securities	1.49	(1.30)	1.28	5.41	(5.19)
Total from Investment Operations	1.66	(1.06)	1.37	5.52	(5.12)

Less Distributions :
Dividends from net investment income	(0.18)	(0.13)	(0.11)	(0.04)	(0.04)
Distributions from realized capital gains	--	(0.99)	(0.35)	--	(0.02)
Total Distributions	(0.18)	(1.12)	(0.46)	(0.04)	(0.06)

Net Asset Value, End of Period*	$ 10.51	$9.03	$ 11.21	$ 10.30	$4.82

Total Return	18.59%	(7.99)%	13.40% (d)	114.55%	(d) (51.20)(d)

Net Assets, End of Period (000's)	$ 22,459	$ 20,567	$ 23,973	$ 8,103	$3,592

Ratios and Supplemental Data :
Ratios of expenses to average net assets : (e)
Gross	1.41%	1.43%	1.44%	1.43%	1.88%**
Net	1.41%	1.43%	1.44%	1.43%	1.85%**
Ratio of net investment income (loss) to
average net assets (c)	1.88%	2.45%	0.92%	1.27%	1.10%**

Portfolio Turnover	9%	22%	54%	14%	10%

* Fund commenced operations May 1, 2008

**	Annualized.

(a)	Per share numbers have been calculated using the average shares method.

(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:

— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

C-

PEAR TREE FUNDS

OBTAINING ADDITIONAL INFORMATION

More information about the Pear Tree Funds may be obtained free upon request.

The Pear Tree Funds’ Statement of Additional Information and annual and semi-annual reports to shareholders include additional information about the Pear Tree Funds.  The Pear Tree Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Pear Tree Fund’s performance during its last fiscal years.  The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.  The Pear Tree Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.peartreefunds.com.

If you have questions about the Pear Tree Funds or your account, or you wish to obtain free copies of the Pear Tree Funds’ current SAI or annual or semiannual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:	Pear Tree Institutional Services 55 Old Bedford Road Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.peartreefunds.com

You may review and obtain copies of the Pear Tree Funds’ Statement of Additional Information, financial reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Pear Tree Funds’ file number.

SEC 1940 Act File #811-03790.

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

APPENDIX A - VOTING POLICIES

PEAR TREE FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted: July 23, 2003, Amended: August 1, 2011)

I.	Pear Tree Funds’ Policy Statement

Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders.  The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.

II.           Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios.  Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio.  Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors.  Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser.  The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.  These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.           Pear Tree Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.  Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV.           Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.           Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.

B.           Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C.           Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D.      Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.      Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.           Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations.  The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.

V.           Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record.  Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.           Reports to Pear Tree’s Board of Trustees

Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.

PEAR TREE ADVISORS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted July 23, 2003; revised October 21, 2005, revised August 1, 2011)

Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”).  In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.
I.           POLICY
In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds.  Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.
In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser.  In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose.  If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.
II.           RESPONSIBILITY
In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds.  If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors, which consists of the members of the Pear Tree Advisors Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds.  There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.
III.           PROCEDURES
In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.
Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal.  In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.  When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.
Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders.  Proxy votes generally will be cast against proposals having the opposite effect.
IV.           CONFLICTS OF INTEREST
Pear Tree Advisors may have a conflict of interest in voting a particular proxy.  A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships.  Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.
A.           Identifying Conflicts of Interest
The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management.  The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:
1.           Significant Business Relationships – The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship.  Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers.  For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.
2.           Significant Personal or Family Relationships – The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship.  For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy.  Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.  If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.
B.           Determining Whether a Conflict is Material
In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”.  The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest.  To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.
C.           Voting Proxies Involving a Material Conflict
In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:
•
fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.
D.           Documenting Conflicts of Interest
The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter.  Such documentation shall be maintained with the records of Pear Tree Advisors.
V.           RECORDKEEPING AND DISCLOSURE
Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:
•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Pear Tree Advisors casts on behalf of the Funds;

•	a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of each written Fund request for information on how Pear Tree Advisors voted proxies on behalf of the Funds; and

•	a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.

COLUMBIA PARTNERS

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Columbia Partners.  The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager.  ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940.  Columbia Partners is a registered investment adviser under the Investment Advisor Act of 1940.

Columbia Partners will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.  The interests of participants and beneficiaries will not be subordinated to unrelated objectives.  Columbia Partners shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  When proxies due to Columbia Partners’ clients have not been received, Columbia Partners will make reasonable efforts to obtain missing proxies.  Columbia Partners is not responsible for voting proxies it does not receive.

Columbia Partners shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans.  Columbia Partners does not intend for these guidelines to be exhaustive.  Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality.  Rather, Columbia Partners’ guidelines are intended to cover the most significant and frequent proxy issues that arise.  Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value.  Columbia Partners shall revise its guidelines as events warrant.

Columbia Partners shall report annually to its clients on proxy votes cast on their behalf.  These proxy voting reports will demonstrate Columbia Partners’ compliance with its responsibilities and will facilitate clients’ monitoring of Columbia Partners.  A copy of this Proxy Voting Policy Statement and Guidelines will be provided to each client upon request.

Approved: February 28, 2008

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise.  By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.  Columbia Partners holds directors to a high standard when voting on their election, qualifications, and compensation.  We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance.  Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long-term shareholder value.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

• Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

• Diversity of board;

• Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

• Failure of the board to properly respond to majority votes on shareholder proposals;

• Poor long-term corporate performance record relative to peer, S&P 500 or Russell 3000 Indices.

Votes on individual director nominees are always made on a CASE-BY-CASE basis.  Specific director nominee WITHHOLD/AGAINST votes can be triggered by one or more of the following factors:

• Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

• Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

• Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

• Failure to establish any key board committees (i.e. audit, compensation, or nominating);

• Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

• Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

• Interlocking directorships;

• Performance of compensation committee members and/or the entire board in relation to the approval of egregious executive compensation (both cash and equity awards);

• Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot;

• If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Columbia Partners may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board.  Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind.  These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.  Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business.  Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision.  When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.  Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO.  This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions.  But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario.  Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Columbia Partners fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance.  Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance.  This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management.  Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

• Generally vote AGAINST or WITHHOLD from any non-independent director who serves as board chairman;

• Generally vote AGAINST or WITHHOLD from a CEO who is also serving in the role of chairman at the same company;

• Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

• Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders.  Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards.  Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

• Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

• Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

• Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005.  Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats.  In view of the increased demands placed on corporate board members, Columbia Partners fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders.  Columbia Partners will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

• Generally vote AGAINST or WITHHOLD from directors serving on an excessive number of boards.  As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

o CEOs of publicly traded companies who serve on more than two public boards (i.e. more than one public boards other than their own board).  NOTE: Columbia Partners will vote against or withhold from over boarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and Non-CEO directors who serve on more than six public company boards.

Financial Performance Test for Boards

Many institutional investors believe long-term financial performance should be considered when determining vote recommendations with regard to directors in uncontested elections.  When evaluating whether to vote against or withhold votes from director nominees, we will look at the company’s response to the ongoing performance issues, and consider several factors, including performance improvement in the current year, changes in management or board composition, recent transactions at the company, overall governance practices, particularly any recent changes, and the financial health of the company.

The general methodology is as follows:

• Overview: The policy will consider potential against or withhold votes from director nominees at Russell 3000 companies that underperformed relative to their industry peers.  The policy consists of two phases.  In Year 1, the worst performers (bottom five percent) within each of the 24 GICS groups will be noted.  For Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if either of the following two conditions are met: 1) a company continues to be in the bottom five percent within its GICS group for that respective year; or 2) a company shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group.  Take into account various factors including:

o Year-to-date performance;

o Situational circumstances;

o Change in management/board;

o Overall governance practices.

• Metrics: The methodology will evaluate companies using a combination of four performance measures.  One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance.  The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group.  The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group.

• Weightings: All four metrics will be time-weighted equally as follows: 40 percent on the trailing 12-month period and 60 percent on the 48-month period prior to the trailing 12 months.  This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance	50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total	100%
Stock Performance	50%
5-year TSR	Market
Total	100%

*Metric applies to companies in the financial sector

Total shareholder return is widely considered as an important component in evaluating corporate performance.  Five-year TSR is consistently viewed as an appropriate long-term time frame.  In recognizing that this market-based TSR measure may be outside the control of management, the methodology incorporates three operational metrics in the analysis that effectively take into account factors that can be controlled by the company, and which measure management effectiveness in utilizing capital and managing growth.  The methodology serves to identify the worst performers relative to their peers in their respective GICS groups.  Moreover, the Year 2 test gives underperforming companies an opportunity to demonstrate near-term improvement in their performance.

Director Diversity

Gender and ethnic diversity are important components on a company’s board.  Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues.  Columbia Partners fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

• Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

• Support endorsement of a policy of board inclusiveness;

• Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members.  Stock ownership is a simple method to align the interests of directors with company shareholders.  Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock.  In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

• Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards / Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  Annually elected boards provide the best governance system for accountability to shareholders.  A classified board is a board that is divided into separate classes, with directors serving overlapping terms.  A company with a classified board usually divides the board into three classes.  Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years.  A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats.  Under a classified board, the possibility of management entrenchment greatly increases.  Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions.  Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year.  Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity.  Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.  Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest.  In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

• Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

• Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed.  A board that is too large may function inefficiently.  Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis.  Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

• Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

• Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

• Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board.  While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.

• Generally vote AGAINST shareholder proposals to limit the tenure of outside directors

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned.  Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected.  Shareholders are permitted to apportion those votes in any manner they wish among the director candidates.  Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000.  In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.  Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.  Shareholders need to have flexibility in supporting candidates for a company’s board of directors.  Under the current system, this is the only mechanism that minority shareholders can use to be represented on a company’s board.

• Vote AGAINST proposals to eliminate cumulative voting;

• Vote FOR proposals to permit cumulative voting.

Failure to Act on Shareholder Proposals Receiving Majority Support

• Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Shareholders should have the ability to vote on any shareholder rights plan adopted by a board as to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device.  If the board, in the exercise of its fiduciary duties, determines that a pill is in the best interests of shareholders and adopts it without shareholder approval, the pill would still require a shareholder vote within twelve months after adoption.  A pill adopted under this “fiduciary out” exception should expire or be ratified by shareholder vote within twelve months after adoption.

• Vote AGAINST or WITHHOLD from director nominees at a company that has a dead-hand or modified dead-hand poison pill in place;

• Vote AGAINST or WITHHOLD from directors if the board has adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within twelve months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO),

Shareholder Access to the Proxy (“Open Access”)

The current director election process as it exists leaves much to be desired.  Companies currently nominate for election only one candidate for each board seat.  Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board.  The only way for shareholders to register symbolic dissent about a certain director candidate is to simply “withhold” support from that nominee.  But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.

• Consider on a CASE-BY-CASE basis reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account the ownership threshold proposed in the resolution.  Special consideration will be made at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, problematic compensation practices, and past accounting or financial issues such as restatements.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders.  Columbia Partners fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

• Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

• Columbia Partners may recommend withhold/against votes on members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections.  (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules).  This is clearly contradicts the expressed will of shareholders.

• In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Establish an Office of the Board

• Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Indemnification ~ Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law.  In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy.  Columbia Partners may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

• Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company.  Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.  Columbia Partners fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

• Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

• Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

COMPENSATION

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to performance and achievement.  Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value.  Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created.  Columbia Partners supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent, above peer performance.  Likewise, Columbia Partners will oppose those plans that offer unreasonable benefits to executives that are not available to any other shareholders or employees.

Methodology for Analyzing Pay Plans

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct.  Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance.  Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot.  In general, Columbia Partners evaluates executive and director compensation plans on a CASE-BY-CASE basis.  When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

• Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

• Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant.  However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

• Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period.

Secondary Considerations:

• Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

• Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

• Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

• Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.  In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a “value for value” exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained;

• Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan.  Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies.  Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A: Shares reserved for this amendment or plan;

B: Shares available under this plan and/or continuing plans prior to proposed amendment;

C: Shares granted but unexercised under this plan and/or continuing plans;

D: All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows: A + B + C

A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options.  Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price.  Options are “underwater” when their current price is below the current option contract price.  Options can also be repriced through cancellations and re-grants.  The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans.  The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding.  Columbia Partners benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally oppose plans whose burn rates exceed both industry and index burn rates over a three year period.  In addition, we may vote against plans if the average annual burn-rate exceeds three percent over a three-year period.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants.  Columbia Partners will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Principle of Pay-For-Performance

Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan.  Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- and three-year timeframe in assessing equity-based compensation plans.

Significant disparities between pay and performance warrants votes against or withholding from Compensation Committee members who are responsible for overseeing the company’s compensation schemes, or the entire board if the whole board was involved in and contributed to egregious compensation.  We may also consider voting against or withholding from the CEO.  If the equity component is the source of the imbalance, Columbia Partners may oppose the equity plan in which the CEO participates.

• Vote AGAINST or WITHHOLD from the Compensation Committee members when the company has a pay-for-performance disconnect.

Evergreen Provisions

Columbia Partners will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date.  Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis.  Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders.  Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Poor Compensation Practices and Compensation Committee Performance

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders.  Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders.  The SEC issued new rules on executive and director compensation in 2006 that will require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information.  In the absence of poor disclosure that would necessitate a higher level of scrutiny, Columbia Partners may also consider voting against or withholding from the compensation committee for failure to provide pertinent information in its committee report.

• Columbia Partners will consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has poor compensation practices.  In addition, we may consider a vote AGAINST or WITHHOLDING from the entire board if the whole board was involved in and contributed to egregious compensation.  Poor compensation practices include, but are not limited to, the following:

o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements);

o Abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

o Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious SERP (Supplemental Executive Retirement Plans) payouts (e.g. inclusion of additional years of service not earned or inclusion performance-based equity awards in the pension calculation);

o New CEO with overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed under this policy);

o Excessive severance provisions (e.g. severance paid for a “performance termination” - i.e. due to the executive’s failure to perform job functions at the appropriate level, perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements);

o Change in control payouts without loss of job or substantial diminution of job duties (single triggered);

o Poor Disclosure Practices (e.g. unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, methodology for benchmarking practices and/or peer group not disclosed and explained);

o Internal pay disparity (excessive differential between CEO total pay and that of next highest-paid named executive officer);

o Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for poor pay practices, we may consider voting against the proposal based on past compensation practices.

Restricted Stock

Columbia Partners supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation.  The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks.  Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing.  Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets.  In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company.  Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose.  Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders.  However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance.  When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Columbia Partners advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options.  Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

• Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors.  When options backdating has taken place, Columbia Partners may recommend voting AGAINST or WITHHOLDING from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.  We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action.  Instances in which companies have committed fraud are more disconcerting, and Columbia Partners will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

In recommending votes against or withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, Columbia Partners will consider several factors, including, but not limited to, the following:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Pension Plan Income Accounting

• Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive and Director Pay

• Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information;

• Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

• Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.  This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

• Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

• Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.  Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Compensation Consultants - Disclosure of Board or Company’s Utilization

• Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control.  Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary.  Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes.  The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

• Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

• Generally vote AGAINST all proposals to ratify golden parachutes;

• Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

Columbia Partners supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites.  For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms.  Columbia Partners opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees.  From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

• Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company.  Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP.  Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

• Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

• Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

• Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

• Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment.  The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The recent wave of accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients.  At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000.  A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001.  We believe that this ratio should be reversed and that non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees.  Under the revised reporting requirements, a company will also be required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees.  The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services.  In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely.  When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance.  In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot.  Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor.  Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements.  It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors.  Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties.  Columbia Partners firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work.  In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

• Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

• Vote AGAINST or WITHHOLD from Audit Committee members in cases where consulting fees (i.e. non-audit) exceed audit fees;

• Vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot;

• Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor;

Auditor Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

• The tenure of the audit firm;

• The length of rotation specified in the proposal;

• Any significant audit-related issues at the company;

• The number of Audit Committee meetings held each year;

• The number of financial experts serving on the committee; and

• Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages.  Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses.  Such agreements may weaken the objectivity, impartiality and performance of audit firms.  Columbia Partners believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value.  At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations.  As such, Columbia Partners reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

• Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls.  Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors.  Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value.  The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

• Vote AGAINST or WITHHOLD from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

• Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

TAKEOVER DEFENSES

Poison Pills
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership.  When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders.  Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids.  Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

• Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

• Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

• Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

• Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place.  From a shareholder perspective, there is no justification for a dead-hand provision.  Directors of companies with these lethal protective devices should be held fully accountable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders.  This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

• Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

• Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws.  Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing.  By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

• Vote AGAINST proposals that provide that directors may be removed only for cause;

• Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

• Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.  Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context.  By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.  Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors.  Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.
• Vote FOR proposals that seek to fix the size of the board within an acceptable range;

• Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion.  In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count.  As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

• Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests.  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived;

• Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.  Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common.  Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

• Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

• Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting.  A consent card is sent by mail for shareholder approval and only requires a signature for action.  Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply.  Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

• Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders.  This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders.  Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend.  A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

• Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

• Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter.  Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

• Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimbursing Proxy Solicitation Expenses

• Generally support shareholder proposals to reimburse for proxy solicitation expenses;

• When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

• Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Bundled Proposals

• Vote CASE-BY-CASE on bundled or conditional proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals.  If the combined effect is positive, support such proposals.

MERGERS & ACQUISITIONS

A number of academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value.  These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm.  These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning.  Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.
In analyzing M&A deals, private placements or other transactional related items on proxy, Columbia Partners performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

o Impact of the merger on shareholder value;

o Perspective of ownership (target vs. acquirer) in the deal;

o Form and mix of payment (i.e. stock, cash, debt, etc.);

o Fundamental value drivers behind the deal;

o Anticipated financial and operating benefits realizable through combined synergies;

o Offer price (cost vs. premium);

o Change-in-control payments to executive officers;

o Financial viability of the combined companies as a single entity;

o Was the deal put together in good faith?  What kind of auction setting took place?  Were negotiations carried out at arm’s length?  Was any portion of the process tainted by possible conflicts of interest?;

o Fairness opinion (or lack thereof);

o Changes in corporate governance and their impact on shareholder rights;

o What are the potential legal or environmental liability risks associated with the target firm?;

o Impact on community stakeholders and employees in both workforces;

o How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer.  In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target.  At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities.  Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares.  Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

• Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

• Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

• Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares.  The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

• Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

• Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

• Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

• Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

• Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

• Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

• Vote FOR changing the corporate name in all instances if proposed and supported by management.

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital.  Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares.  Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock.  We support increases in authorized common stock to fund stock splits that are in shareholders’ interests.  Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.  The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated.

• Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.  The following factors will be considered: rationale for the increase, good performance with respect to peers and index on a five-year TSR basis, absence of non-shareholder approved poison pill, reasonable equity compensation burn rate, absence of non-shareholder approved pay plans, and absence of egregious equity compensation practices;

• Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price.  Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges.  In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares.  Reverse stock splits can help maintain stock liquidity.

Management proposals to implement a reverse stock split will be reviewed on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares.  Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly.  Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights.  The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.  Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

• Vote FOR proposals to create blank check preferred stock only in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;

• Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;

• Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.  If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;

• Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification;

• Vote FOR proposals to eliminate dual class common stock.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock.  The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent.  Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

• Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class.  These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion.  The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them.  Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes.  Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

• Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  The following factors are considered:

o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

o Change in Control: Will the transaction result in a change-in-control of the company?

o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring?  Would the restructuring result in severe loss to shareholder value?

o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).  We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.  Columbia Partners is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Columbia Partners evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders.  Columbia Partners believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama.  The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

• Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

• The transparency (or lack thereof) of the new locale’s legal system;

• Adoption of any shareholder-unfriendly corporate law provisions;

• Actual, quantifiable tax benefits associated with foreign incorporation;

• Potential for accounting manipulations and/or discrepancies;

• Any pending U.S. legislation concerning offshore companies;

• Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE
Ingredients taking into account:

• The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

• The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

• Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

• Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs).  Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.  Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

• Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

• Whether the company has adequately disclosed the financial risks of the lending products in question;

• Whether the company has been subject to violations of lending laws or serious lending controversies;

• Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

• Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

• Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

• The company already discloses similar information through existing reports or policies such as a

Supplier Code of Conduct and/or a sustainability report;

• The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

• The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

• Current regulations in the markets in which the company operates;

• Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

• The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

• Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

• Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Equal Employment Opportunity

• Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

• Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

• Vote FOR non-discrimination in salary, wages, and all benefits.

Climate Change and the Environment

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

• The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

• The company’s level of disclosure is comparable to or better than information provided by industry peers; and

• There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

• Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

• The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

• The company’s level of participation in voluntary energy efficiency programs and initiatives;

• The company’s compliance with applicable legislation and/or regulations regarding energy efficiency;

and

• The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

• The company’s compliance with applicable regulations and guidelines;

• The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

• The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

• Operations in the specified regions are not permitted by current laws or regulations;

• The company does not currently have operations or plans to develop operations in these protected regions; or,

• The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

• The nature of the company’s business and the percentage affected;

• The extent that peer companies are recycling;

• The timetable prescribed by the proposal;

• The costs and methods of implementation;

• Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources.  Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback.  The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace.  These standards embrace a “what is good for the worker is good for the company” philosophy.  Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders.  High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

• Generally support proposals that incorporate high-performance workplace standards.

Political Contributions Reporting & Disclosure

• Support reporting of political and political action committee (PAC) contributions;

• Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

• Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

CONTRACTOR SUPPLIER STANDARDS

Corporate Conduct and Labor Code of Conduct

• Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

• Support the implementation and reporting on ILO codes of conduct;

• Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales.  These proposals often can be created at reasonable cost to the company and contain no proprietary data.  Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

• Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

• Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

MacBride Principles

• Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts.  Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Report on Operations in Sensitive Regions or Countries

• Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

• Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

• Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

• Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

• The company already discloses similar information through existing reports or policies such as an

Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a

Diversity Report; or

• The company has formally committed to the implementation of a reporting program based on Global

Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

POLARIS PROXY POLICY

Polaris Capital Management, LLC (the ‘Adviser’)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

I. Statement of Law and Policy

A. Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities,. it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the funds adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

II. Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. fl)r the processing of proxies.

The Adviser will generally comply with the following guidelines:

• Routine Corporate Governance Issues

The Adviser will vote in favor of management.
Routine issues may include. hut not he limited to. election of directors. appointment of auditors. changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

• Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.
Non-routine issues may include, hut not he limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.
In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.
• Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

• Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

• Record Keeping

The following records will be kept for each client:

• Copies of the Adviser’s proxy voting policies and procedures.
• Copies of all proxy statements received.
• A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.
• A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will he distributed to all clients of the Adviser and added to Part II of Form ADV. . A hard copy of the policy will be included in the Compliance Program and is available on request.

2. Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3. Procedures to Implement this Policy

Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict.  For example, conflicts of interest may arise when:

• A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;

• The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

• An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or
• An adviser employee has a business or personal relationship with participants in
Proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material’ to any specific proposal included within the proxy. Tue Compliance Officer will determine whether a proposal is material as follows:

• Routine Proxy Proposals - Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

• Non-Routine Proxy Proposals - Proxy proposals that are “non-routine’ will be presumed to involve a  material conflict of interest, unless the Compliance Officer determines that the Advisor does not have such  a conflict of interest.  For this purpose, “non-routine” proposals  would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of’ interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participation in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

 The Compliance Officer will record in writing the basis for any such determination.

 PROXY VOTING POLICY DISCLOSURE
PanAgora Asset Management, Inc.
Adopted June, 2010

Introduction

PanAgora Asset Management, Inc. (“PanAgora”) seeks to vote proxies in the best interests of its clients.  In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings.  PanAgora takes the view that this will benefit its direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee and Compliance Department.  The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with its policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client ;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate its proxy voting process, PanAgora retains a third party proxy agent with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.  The third party proxy voting agent has provided PanAgora with its proposed proxy voting guidelines.  PanAgora has adopted such guidelines for use in voting proxies of its clients, absent special circumstances, as described below.  The Chief Compliance Officer has delegated the responsibility of working with the third party proxy voting agent to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to its proxy voting agent.  If (i) the request falls within one of the guidelines described above, and (ii) there are no special circumstances relating to that company or proxy which come to PanAgora’s attention (as discussed below), the proxy is voted according to its proxy voting agent’s guidelines as adopted by the Investment Committee.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by the proxy voting policies.  These proxies are identified through a number of methods, including, but not limited to, notification from its third party proxy voting agent, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by PanAgora’s policies,  the Investment Committee is consulted by the Compliance Department for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of its client and those of PanAgora.  If the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, the Investment Committee will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of its clients and make a voting decision based on maximizing the monetary value of each portfolio’s holdings.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict of interest.  An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously.  While PanAgora’s goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take.  The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoids the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action.  First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party not feasible, impractical or unnecessary.  In such situations, the Investment Committee shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee, in consultation with the Compliance Department, in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager at 617.439.6300, or complianceofficer@panagora.com